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                                 NETVALUE, INC.
                              AMENDED AND RESTATED
                            1996 NON-QUALIFIED STOCK
                                   OPTION PLAN



                          Effective September 18, 1996


                Initially Adopted by the Board September 6, 1996

                    Amended by the Board on December 12, 1997






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                                Table of Contents

                                                                           Page
                                                                           ----

Section 1.        Purpose....................................................4

Section 2.        Definitions................................................4

Section 3.        Participation..............................................6

Section 4.        Administration.............................................6

Section 5.        Eligibility................................................7

Section 6.        Stock Subject to the Plan..................................7

Section 7.        Terms and Conditions of Options............................7

Section 8.        Determination of Fair Market Value of Common Stock........10

Section 9.        Adjustments...............................................11

Section 10.       Rights as a Stockholder...................................11

Section 11.       Time of Awarding Options..................................11

Section 12.       Modification, Extension and Renewal of Option.............11

Section 13.       Purchase for Investment and Other Restrictions............12

Section 14.       Transferability...........................................13

Section 15.       Other Provisions..........................................13

Section 16.       Power of Board in case of Change of Control...............13

Section 17.       Amendment of the Plan.....................................13

Section 18.       Application of Funds......................................13

Section 19.       No Obligation to Exercise Option..........................13

Section 20.       Conditions Upon Issuance of Shares........................14


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Section 21.       Reservation of Shares....................................14

Section 22.       Stock Option Agreement...................................14

Section 23.       Taxes, Fees, Expenses and Withholding of Taxes...........15

Section 24.       Notices..................................................15

Section 25.       No Enlargement of Employment Rights......................15

Section 26.       Information to Optionees.................................16

Section 27.       Availability of Plan.....................................16

Section 28.       Invalid Provisions.......................................16

Section 29.       Applicable Law...........................................16

Section 30.       Board Action.............................................16

                  Exhibit A...............................................A-1






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                                 NETVALUE, INC.
                              AMENDED AND RESTATED
                            1996 NON-QUALIFIED STOCK
                                   OPTION PLAN


         Section 1. Purpose.

         netValue, Inc. (successor to COL Acquisition Corp. and f/k/a VSquared, Inc., the "Company") has established this Amended and Restated netValue, Inc. 1996 Non-Qualified Stock Option Plan (the "Plan") to (a) recognize and compensate selected individuals, including employees of and consultants to the Company and independent contractors who contribute to the development and success of the Company; (b) to maintain the competitive position of the Company by attracting and retaining key employees; and (c) to provide incentive compensation to key employees based upon the Company's performance, as measured by the appreciation in Common Stock. The Options issued pursuant to the Plan are intended to constitute non-qualified stock options. The terms of this Plan shall be incorporated into the Option Agreement to be executed by the Optionee.

         Section 2. Definitions.

         (a) "Award" shall mean a grant of an Option or Options to a Participant pursuant to the provisions of this Plan. Each separate grant of an Option or Options to a Participant and each group of Options which matures on a separate date is treated as a separate Award.

         (b) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

         (c) "Change of Control" shall mean the happening of an event which would be required to be reported by the Company in response to Items 1 or 2 of Form 8-K of the Securities and Exchange Act of 1934, as amended.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "Committee" shall mean the Committee appointed by the Board in accordance with Section 4(a) of the Plan, if one is appointed, in which event the Committee shall possess the power and authority of the Board.

         (f) "Company" shall mean netValue, Inc. (successor to COL Acquisition Corp. and f/k/a VSquared, Inc.), a Delaware Corporation.

         (g) "Common Stock" shall mean common stock of the Company, $.001 par value per share.


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         (h) "Disability" or "Disabled" shall mean, with respect to an Optionee,
(a) when the Optionee is determined to be disabled within the meaning of any long-term disability policy or program sponsored by the Company, as in effect as of the date of such determination, or (b) if no such policy or program shall be in effect, when the Optionee is prevented by a physical or mental impairment from engaging in any substantial gainful activity for a period of at least six
(6) months or when such physical or mental impairment is likely to result in death. The determination of whether an Optionee is Disabled pursuant to (b) above shall be determined by the Board, whose determination shall be conclusive; provided that, (I) if an Optionee is bound by the terms of an employment agreement between the Optionee and the Company, whether the Optionee is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein provided; and (II) an Optionee bound by such an employment agreement shall not be determined to be Disabled under the Plan any earlier than he would be determined to be disabled under his employment agreement.

         (i) "Exchange Act" shall mean The Securities Exchange Act of 1934, as amended.

         (j) "Fair Market Value" shall mean the fair market value of a share of Common Stock, as determined pursuant to Section 8 hereof.

         (k) "Option" shall mean a non-qualified stock option to purchase Shares that is Awarded pursuant to the Plan.

         (l) "Option Agreement" shall mean a written agreement substantially in the form of Exhibit A, or such other form or forms as the Board (subject to the terms and conditions of this Plan) may from time to time approve evidencing and reflecting the terms of an Option.

         (m) "Optionee" shall mean a Participant to whom an Option is Awarded.

         (n) "Participant" shall mean any person providing services to the Company who has been selected by the Board for participation hereunder, including employees, officers, directors, independent contractors and consultants.

         (o) "Plan" shall mean the netValue, Inc. 1996 Non-Qualified Stock Option Plan, as amended from time to time.

         (p) "Pool" shall mean the pool of shares of Common Stock subject to the Plan, as described and set forth in Section 6 hereof.

         (q) "Securities Act" shall mean The Securities Act of 1933, as amended.

         (r) "Shares" shall mean shares of Common Stock contained in the Pool, as adjusted in accordance with Section 9 of the Plan.



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         Section 3. Participation.

         The Board may make Awards pursuant to the Plan at any time and from time to time to Participants selected by the Board. Any Award may include or exclude any eligible Participant, as the Board shall determine in its sole discretion.

         Section 4. Administration.

         (a) Procedure. The Plan shall be administered by the Board unless a Committee is appointed in which case it shall be administered by the Committee. Members of the Board or the Committee, as the case may be, who are eligible for Options or have been Awarded Options may vote on any matters affecting the administration of the Plan or the Award of any Options pursuant to the Plan. The Board may at any time by a unanimous vote, with each member voting, appoint a Committee consisting of not less than two persons to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

         (b) Powers of the Board. Subject to the provisions of the Plan, the Board or its Committee shall have the authority, in its discretion: (i) to Award Options; (ii) to determine, upon review of relevant information and in accordance with Section 8 of the Plan, the Fair Market Value per Share; (iii) to determine the exercise price of the Options to be Awarded in accordance with Sections 7 and 8 of the Plan; (iv) to determine the eligible Participants to whom, and the time or times at which, Options shall be Awarded, and the number of Shares to be subject to each Option; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option Awarded under the Plan, each Option Agreement (which need not be identical with the terms of other Options and Option Agreements) and, with the consent of the Optionee, to modify or amend an outstanding Option or Option Agreement; (vii) to accelerate the vesting or exercise date of any Option; (viii) to determine whether any Optionee will be required to execute any agreement as a condition to the exercise of an Option, and to determine the terms and provisions of any such agreement (which need not be identical with the terms of any other such agreement) and, with the consent of the Optionee, to amend any such agreement; (ix) to interpret the Plan or any agreement entered into with respect to the Award or exercise of Options; (x) to authorize any person to execute on behalf of the Company any instrument required to effectuate the Award of an Option previously Awarded by the Board or to take such other actions as may be necessary or appropriate with respect to the Company's rights pursuant to Options or agreements relating to the Award or exercise thereof; and
(xi) to make such other determinations and establish such other procedures as it deems necessary or advisable for the administration of the Plan.

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         (c) Effect of the Board's or Committee's Decision. All decisions, determinations and interpretations of the Board or the Committee shall be final and binding with respect to all Options and Optionees.

         (d) Limitation of Liability. Notwithstanding anything herein to the contrary (with the exception of Section 30 hereof), no member of the Board or the Committee shall be liable for any good faith determination, act or failure to act in connection with the Plan or any Option Awarded hereunder.

         Section 5. Eligibility.

         Options may be Awarded only to eligible Participants. A Participant who has been Awarded an Option, if he or she is otherwise eligible, may be Awarded additional Options.

         Section 6. Stock Subject to the Plan.

         Subject to the provisions of Section 9 of the Plan, the maximum aggregate number of Shares which may be Awarded and sold under the Plan is Two Million Five Hundred Thousand (2,500,000) Shares (collectively, the "Pool"). Options Awarded from the Pool will be non-qualified stock options. If an Option should expire or become unexercisable for any reason without having been exercised in full, or, if Shares are subsequently repurchased by the Company, the unpurchased or repurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, return to the Plan and become available for future Award under the Plan.

         Section 7. Terms and Conditions of Options.

         Each Option Awarded pursuant to the Plan shall be authorized by the Board and shall be evidenced by an Option Agreement in such form as the Board may from time to time determine. Each Option Agreement shall incorporate by reference all terms and conditions of the Plan, including the following terms and conditions:

         (a) Number of Shares. The number of Shares subject to the Option, which may include fractional Shares.

         (b) Option Price. The price per Share payable on the exercise of any Option shall be stated in the Option Agreement and shall be no less than $.001 per Share.

         (c) Consideration. The consideration to be paid for the Shares to be issued upon the exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of cash, check, promissory notes or shares of Common Stock having a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, or any combination of such methods of payment, or such other consideration and method of payment permitted under any laws to which the Company is subject and which is approved by the Board. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

                  (i) If the consideration for the exercise of an Option is a promissory note, it may, in the discretion of the Board, be either full recourse or nonrecourse and shall bear interest at a per annum rate which is not less than the applicable federal rate determined in accordance with Section 1274(d) of the Code as of the date of exercise. Further, in addition to the execution of a promissory note, the Participant shall pay to the Company in cash or cashier's check an amount equal to the par value multiplied by the number of shares as to which such Option is being exercised. In such an instance the Company may retain the Shares purchased upon the exercise of the Option in escrow as security for payment of the promissory note.

                  (ii) If the consideration for the exercise of an Option is the surrender of previously acquired and owned shares of Common Stock, the Optionee will be required to make representations and warranties satisfactory to the Company regarding his title to the shares of Common Stock used to effect the purchase, including without limitation, representations and warranties that the Optionee has good and marketable title to such shares of Common Stock free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such shares of Common Stock without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Company. The value of the shares of Common Stock used to effect the purchase shall be the Fair Market Value of such shares of Common Stock on the date of exercise as determined by the Board in its sole discretion, exercised in good faith.

         (d) Exercise of Options. Any Option Awarded hereunder shall be exercisable at such times and under such conditions as may be determined by the Board and as shall be permissible under the terms of the Plan, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

                  An Option may be exercised in accordance with the provisions of this Plan as to all or any portion of the Shares then exercisable under an Option from time to time during the term of the Option. An Option may not be exercised solely for a fraction of a Share.

                  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company at its principal executive office in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company, accompanied by any other agreements required by the terms of the Plan and/or Option Agreement. If and to the extent determined by the Board at or after Award, payment in full or in part may be made in the form of a "cashless exercise." A "cashless exercise" shall be accomplished by reduction in the number of Shares issuable upon exercise based on the Fair Market Value of such shares of Common Stock on the date of exercise, so that the aggregate spread between the Fair Market Value of such shares of

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Common Stock on the date of exercise and the exercise price of the foregone shares of Common Stock is equal to the aggregate exercise price for all of the shares of Common Stock plus any tax withholding required. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Option is exercised, except as provided in Section 9 of the Plan.

                  As soon as practicable after any proper exercise of an Option in accordance with the provisions of the Plan, the Company shall, without transfer or issue tax to the Optionee, deliver to the Optionee at the principal executive office of the Company or such other place as shall be mutually agreed upon between the Company and the Optionee, a certificate or certificates representing the Shares for which the Option shall have been exercised. The time of issuance and delivery of the certificate(s) representing the Shares for which the Option shall have been exercised may be postponed by the Company for such period as may be required by the Company, with reasonable diligence, to comply with any applicable listing requirements of any national or regional securities exchange or any law or regulation applicable to the issuance or delivery of such Shares.

                  Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for Award under the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (e) Term and Vesting of Options.

                  (i) Notwithstanding any other provision of this Plan, no Option shall be (A) Awarded under this Plan after ten (10) years from the date on which this Plan is adopted by the Board, or (B) exercisable more than ten
(10) years from the date of Award.

                  (ii) Options Awarded hereunder shall mature and become exercisable in whole or in part, in accordance with such vesting schedule as the Board shall determine, which schedule shall be stated in the Option Agreement. Options may be exercised in any order elected by the Optionee whether or not the Optionee holds any unexercised Options under this Plan or any other plan of the Company.

         (f) Termination of Options.

                  (i) Unless sooner terminated as provided in this Plan, each Option shall be exercisable for the period of time as shall be determined by the Board and set forth in the Option Agreement, and shall be void and unexercisable thereafter.

                  (ii) Except as otherwise provided herein, upon the termination of the Optionee's employment or other relationship with the Company for any reason, Options exercisable on the date of termination of employment or such other relationship shall be exercisable by the Optionee (or in the case of the Optionee's death subsequent to termination of employment or such other relationship, by the Optionee's executor(s) or administrator(s)) for a period of one (1) year from the date of the

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Optionee's termination of employment or such other relationship, unless otherwise provided in such Optionee's Option Agreement.

                  (iii) Upon the Disability or death of an Optionee while in the employ of or engagement by the Company, Options held by such Optionee which are exercisable on the date of Disability or death shall be exercisable for a period of one (1) year commencing on the date of the Optionee's Disability or death, by the Optionee or his legal guardian or representative or, in the case of death, by his executor(s) or administrator(s), unless otherwise provided in such Optionee's Option Agreement; provided, however, that if such Disabled Optionee shall commence any employment or engagement during such one (1) year period with a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined by the Board, all Options held by such Optionee which have not yet been exercised shall terminate immediately upon the commencement thereof.

                  (iv) Options may be terminated at any time by agreement between the Company and the Optionee.

         (g) Forfeiture. Notwithstanding any other provision of this Plan, if the Board makes a determination that the Optionee (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, misappropriation, embezzlement, theft, or dishonesty in the course of his employment or engagement, or (ii) has been convicted of a felony or other crime involving a breach of trust or fiduciary duty owed to the Company, or (iii) has disclosed trade secrets or confidential information of the Company or (iv) has breached any agreement with the Company in respect of confidentiality, non-disclosure, non-competition or otherwise, all unexercised Options shall terminate upon the date of such determination. In the event of such a finding, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option purchase price paid to it. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in forfeiture.

         Section 8. Determination of Fair Market Value of Common Stock.

         (a) Except to the extent otherwise provided in this Section 8, the Fair Market Value of a share of Common Stock shall be determined by the Board in its sole discretion.

         (b) Notwithstanding the provisions of Section 8(a), in the event that shares of Common Stock are traded in the over-the-counter market, the Fair Market Value of a share of Common Stock shall be the mean of the bid and asked prices for a share of Common Stock on the relevant valuation date as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") System or the NASD OTC Bulletin Board), as applicable or, if there is no trading on such date, on the next trading date. In the event shares of Common Stock are listed on a national or regional securities exchange


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or traded through NASDAQ/NMS, the Fair Market Value of a share of Common Stock shall be the closing price for a share of Common Stock on the exchange or on NASDAQ/NMS, as reported in The Wall Street Journal on the relevant valuation date, or if there is no trading on that date, on the next trading date.

         Section 9. Adjustments.

         (a) Subject to required action by the stockholders, if any, the number of Shares as to which Options may be Awarded under this Plan and the number of Shares subject to outstanding Options and the option prices thereof shall be adjusted proportionately for any increase or decrease in the number of outstanding shares of Common Stock of the Company resulting from stock splits, reverse stock splits, stock dividends, reclassifications and recapitalizations.

         (b) No fractional Shares shall be issuable on account of any action aforesaid, and the aggregate number of Shares into which Shares then covered by the Option, when changed as the result of such action, shall be reduced to the number of whole Shares resulting from such action, unless the Board, in its sole discretion, shall determine to issue scrip certificates in respect to any fractional Shares, which scrip certificates, in such event, shall be in a form and have such terms and conditions as the Board in its discretion shall prescribe.

         Section 10. Rights as a Stockholder.

         The Optionee shall have no rights as a stockholder of the Company and shall not have the right to vote nor receive dividends with respect to any Shares subject to an Option until such Option has been exercised and a certificate with respect to the Shares purchased upon such exercise has been issued to him.

         Section 11. Time of Awarding Options.

         The date of Award of an Option shall be the date which the Board specifies when the Board makes its determination Awarding such Option or if none is specified, then the date of the Board's determination. Notice of the determination shall be given to each Participant to whom an Option is so Awarded within a reasonable time after the date of such Award.

         Section 12. Modification, Extension and Renewal of Option.

         Subject to the terms and conditions of the Plan, the Board may modify, extend or renew an Option, or accept the surrender of an Option (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an Option which adversely affects the Optionee shall be made without the consent of the Optionee.



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         Section 13. Purchase for Investment and Other Restrictions.

         The issuance of Shares on the exercise of an Option shall be conditioned on obtaining such appropriate representations, warranties, restrictions and agreements of the Optionee as required by the Company. Among other representations, warranties, restrictions and agreements, the Optionee shall represent and agree that the purchase of Shares under the applicable Option Agreement shall be for investment, and not with a view to the public resale or distribution thereof, unless the Shares subject to the Option are registered under the Securities Act and the transfer or sale of such Shares complies with all other laws, rules and regulations applicable thereto. Unless the Shares are registered under the Securities Act, the Optionee shall acknowledge that the Shares purchased on exercise of the Option are not registered under the Securities Act and may not be sold or otherwise transferred unless the Shares have been registered under the Securities Act in connection with the sale or other transfer thereof, or that counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such Shares is exempt from registration under the Securities Act, and unless said sale or transfer is in compliance with all other applicable laws, rules and regulations, including all applicable federal and state securities laws, rules and regulations. Additionally, the Shares, when issued upon the exercise of an Option, shall be subject to other transfer restrictions, rights of first refusal and right of repurchase as the Company may require. The certificates representing the Shares shall contain the following legend in substantially the following form:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS. THESE SHARES HAVE NOT BEEN ACQUIRED WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, EXCHANGED, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR DISPOSED OF, BY GIFT OR OTHERWISE, OR IN ANY WAY ENCUMBERED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS, OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO NETVALUE, INC. THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND UNDER APPLICABLE STATE SECURITIES LAWS. MOREOVER, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND RESTRICTED BY THE PROVISIONS OF A CERTAIN STOCK OPTION AGREEMENT BETWEEN NETVALUE, INC. AND THE STOCKHOLDER, A COPY OF WHICH AGREEMENT WILL BE FURNISHED BY NETVALUE, INC. UPON WRITTEN REQUEST AND WITHOUT CHARGE, AND ALL OF THE PROVISIONS OF SUCH AGREEMENT ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.



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         Section 14. Transferability.

         No Option shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. During the lifetime of the Optionee, his Options shall be exercisable only by him or, in the event of his legal incapacity or Disability, by his legal guardian or representative.

         Section 15. Other Provisions.

         The Option Agreement may contain such other provisions as the Board in its discretion deems advisable and which are not inconsistent with the provisions of this Plan, including, without limitation, restrictions upon or conditions precedent to the exercise of the Option.

         Section 16. Power of Board in Case of Change of Control.

         Notwithstanding anything to the contrary set forth in this Plan (with the exception of Section 30 hereof), in the event of a Change of Control, the Board shall have the right to accelerate the vesting of all unmatured Options. In addition, in the event of a Change of Control of the Company by reason of a merger, consolidation or tax free reorganization or sale of all or substantially all of the assets of the Company (other than in the ordinary course of business), the Board shall have the right to terminate this Plan and to (a) exchange all Options for options to purchase common stock in the successor corporation or (b) distribute to each Optionee cash and/or other property in an amount equal to and in the same form as the Optionee would have received from the successor corporation if the Optionee had owned the Shares subject to the Option rather than the Option at the time of the Change of Control. The form of payment or distribution to the Optionee pursuant to this Section shall be determined by the Board.

         Section 17. Amendment of the Plan.

         Insofar as permitted by law and the Plan, the Board may from time to time suspend, terminate or discontinue the Plan or revise or amend it in any respect whatsoever with respect to any Shares at the time not subject to an Option.

         Section 18. Application of Funds.

         The proceeds received by the Company from the sale of the Shares pursuant to the exercise of Options shall be used for general corporate purposes.

         Section 19. No Obligation to Exercise Option.

         The Awarding of an Option shall impose no obligation upon the Optionee to exercise such Option.

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         Section 20. Conditions Upon Issuance of Shares.

         (a) Options Awarded under the Plan are conditioned upon the Company obtaining any required permit or order from appropriate governmental agencies, authorizing the Company to issue such Options and Shares issuable upon the exercise thereof.

         (b) Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (c) As a condition to the exercise of an Option, the Board may require the person exercising such Option to execute an agreement with, and/or may require the person exercising such Option to make any representation and/or warranty to, the Company as may be, in the judgment of counsel to the Company, required under applicable law or regulation, including but not limited to a representation and warranty that the Shares are being purchased only for investment and without present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is appropriate under any of the aforementioned relevant provisions of law.

         Section 21. Reservation of Shares.

         The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The Company, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Company's counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Company to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Company of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         Section 22. Stock Option Agreement.

         Options shall be evidenced by an Option Agreement in such form or forms as the Board shall approve from time to time. Upon the exercise of an Option, the Optionee shall sign and deliver to the Company any form of restriction agreement as the Board shall approve from time to time.

         Section 23. Taxes, Fees, Expenses and Withholding of Taxes.

         (a) The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the Award of Options and/or the issue and transfer of Shares pursuant to the exercise thereof, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

         (b) The Award of Options hereunder and the issuance of Shares pursuant to the exercise thereof is conditioned upon the Company's reservation of the right to withhold in accordance with any applicable law, from any compensation or other amounts payable to the Optionee, any taxes required to be withheld under federal, state or local law as a result of the Award or exercise of such Option or the sale of the Shares issued upon exercise thereof. To the extent that compensation or other amounts, if any, payable to the Optionee is insufficient to pay any taxes required to be so withheld, the Company may, in its sole discretion, require the Optionee (or such other person entitled herein to exercise the Option), as a condition of the exercise of an Option, to pay in cash to the Company an amount sufficient to cover such tax liability or otherwise to make adequate provision for the Company's satisfaction of its withholding obligations under federal, state and local law. An Optionee may satisfy the requirement to pay any required taxes by using the "cashless exercise" provision in Section 7(d) herein.

         Section 24. Notices.

         Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to an Optionee shall be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Option Agreement, or at such other address as such Optionee or his or her permitted transferee (upon the transfer of the Shares) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each permitted transferee holding Shares purchased upon exercise of an Option to provide the Secretary of the Company, by letter mailed as provided herein, with written notice of his or her direct mailing address.

         Section 25. No Enlargement of Employment Rights.

         This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Nothing contained in this Plan shall be deemed to give any Participant the right to be retained in the employ or service of the Company or to interfere with the right of the Company or any such corporation to discharge or retire any Participant thereof at any time. No Participant shall have any right to or interest in Options authorized hereunder prior to the Award thereof to such Participant, and upon such Award he shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

         Section 26. Information to Optionees.

         The Company, upon request, shall provide without charge to each Optionee copies of such annual and periodic reports as are provided by the Company to its stockholders generally.

         Section 27. Availability of Plan.

         A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him to any eligible person making reasonable inquire concerning it.

         Section 28. Invalid Provisions.

         In the event that any provisions of this Plan is found to be invalid or otherwise unenforceability under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

         Section 29. Applicable Law.

         This Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

         Section 30. Board Action.

         Notwithstanding anything to the contrary set forth in this Plan, any and all actions of the Board of Committee, as the case may be, taken under or in connection with the Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, shall be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other person required pursuant to (a) the Company's Certificate of Incorporation (as the same may be amended and/or restated from time to time), (b) the Company's Bylaws (as the same may be amended and/or restated from time to time), and (c) any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).

                                    EXHIBIT A

                  FORM OF NON-QUALIFIED STOCK OPTION AGREEMENT


         NETVALUE, INC. (the "Company") hereby grants to ________________ (the "Optionee") an option to purchase shares of Common Stock (the "Shares") of the Company, at the price set forth herein subject to the terms set forth herein, and in all respects subject to the terms and provisions of the Amended and Restated netValue, Inc. 1996 Non-Qualified Stock Option Plan (the "Plan"), which terms and provisions are hereby incorporated by reference herein. Unless the context herein otherwise requires, the terms defined in the Plan shall have the same meanings herein.

         1. Nature of the Option. This Option is intended to be a nonstatutory stock option and is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or to otherwise qualify for any special tax benefits to the Optionee.

         2. Date of Grant; Term of Option. This Option is granted this ____ day of ________________, 199____, and it may not be exercised later than
________________.

         3. Option Exercise Price and Vesting. Subject to the terms and conditions herein set forth and set forth in the Plan, the Company hereby grants to Optionee an option to purchase an aggregate number of Shares of the Company at the option price as follows:

                  (a) An option to purchase a total of _________ Shares of the Company at an option price of $______ per Share. This Option shall vest and become exercisable in installments, the Optionee having the right hereunder to purchase from the Company, on and after the following dates, the following number of Shares:

                  Date                                      Shares
                  ----                                      ------

                  (b) An option to purchase a total of _________ Shares of the Company at an option price of $______ per Share. This Option shall vest and become exercisable in installments, the Optionee having the right hereunder to purchase from the Company, on and after the following dates, the following number of Shares:

                  Date                                      Shares
                  ----                                      ------

         4. Exercise of Option. This Option shall be exercisable during its term only in accordance with the terms and provisions of the Plan and this Option as follows:

                  (a) Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise this Option, the number of Shares in respect to which this

Option is being exercised and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company hereunder or pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other person as may be designated by the Company. The written notice shall be accompanied by payment of the purchase price along with any other agreements as the Company may require. Payment of the purchase price shall be by check or such consideration and method of payment authorized by the Board pursuant to the Plan. The certificate or certificates for the Shares as to which the Option shall be exercised shall be registered in the name of the Optionee and shall be legended as required under the Plan, and/or applicable law.

                  (b) Restrictions on Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

         5. Investment Representations. Unless the Shares have been registered under the Securities Act of 1933, in connection with the acquisition of this Option, the Optionee represents and warrants as follows:

                  (a) The Optionee is acquiring this Option, and upon exercise of this Option, he will be acquiring the Shares for investment for his own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof.

                  (b) The Optionee has a preexisting business or personal relationship with the Company or one of its directors, officers or controlling personal and by reason of his business or financial experience, has, and could be reasonably assumed to have, the capacity to protect his interests in connection with the acquisition of this Option and the Shares.

         6. Termination of Relationship with the Company. Subject to the provisions of Section 7 hereof, if the Optionee ceases to serve the Company for any reason other than death or Disability and thereby terminates his employment or other relationship with the Company, the Optionee shall have the right to exercise this Option at any time within the ____________ period after the date of termination to the extent that the Optionee was entitled to exercise the Option at the date of such termination. If the Optionee ceases to serve the Company due to death or Disability, this Option may be exercised at any time within __________ after the date of death or Disability, in the case of death, by the Optionee's estate or by a person who acquired the right to exercise this Option by bequest or inheritance, or, in the case of Disability, by the Optionee or his legal guardian or representative, but in any case, only to the extent the Optionee was entitled to exercise this Option at the date of such termination; [provided, however, that if such disabled Optionee shall commence any employment or engagement during such __________ period with or by a competitor of the Company (including, but not limited to, full or part-time employment or independent consulting work), as determined solely in the judgment of the Board, this Option shall terminate immediately upon the commencement thereof.] To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or to the extent the Option is not exercised within the time specified herein, this Option shall terminate. Notwithstanding the foregoing, this Option shall not be exercisable after the expiration of the term set forth in Section 2 hereof.

         7. Forfeiture of Option. Notwithstanding any other provision of this Option, if, in the sole determination of the Board of Directors, the Optionee
(i) has engaged in any type of disloyalty to the Company including, without limitation, fraud, misappropriation, embezzlement, theft, or dishonesty in the course of his employment or engagement, or (ii) has been convicted of a felony or a crime involving a breach of trust or other fiduciary duty owed to the Company, or (iii) has disclosed trade secrets or confidential information of the Company, or (iv) has breached any agreement with the Company in respect of confidentiality, nondisclosure, noncompetition or otherwise, all unexercised Options shall terminate the date of such determination. In the event of such a determination, in addition to immediate termination of all unexercised Options, the Optionee shall forfeit all Option shares for which the Company has not yet delivered share certificates to the Optionee and the Company shall refund to the Optionee the Option price paid to it. Notwithstanding anything to herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a determination resulting in forfeiture.

         9. Continuation of Employment or Engagement. Neither the Plan nor this Option shall confer upon any Optionee any right to continue in the service of the Company or limit, in any respect, the right of the Company to discharge the Optionee at any time, with or without cause and with or without notice.

         10. Withholding. The Company reserves the right to withhold, in accordance with any applicable laws, from any consideration payable to Optionee any taxes required to be withheld by federal, state or local law as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon exercise of this Option. If the amount of any consideration payable to the Optionee is insufficient to pay such taxes or if no consideration is payable to the Optionee, upon the request of the Company, the Optionee (or such other person entitled to exercise the Option pursuant to Section 6 hereof) shall pay to the Company an amount sufficient for the Company to satisfy any federal, state or local tax withholding requirements it may incur, as a result of the grant or exercise of this Option or the sale or other disposition of the Shares issued upon the exercise of this Option.

         11. The Plan. This Option is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as such Plan may be amended from time to time in accordance with the terms thereof. Pursuant to the Plan, the Board of Directors of the Company is authorized to adopt rules and regulations not inconsistent with the Plan as it shall deem appropriate and proper. A copy of the Plan in its present form is available for inspection during business hours by the Optionee or the persons entitled to exercise this Option at the Company's principal office.

         12. Entire Agreement. This Agreement, together with the Plan and the other exhibits attached thereto or hereto, represents the entire agreement between the parties.

         13. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware.

         14. Amendment. Subject to the provisions of the Plan, this Agreement may only be amended by a writing signed by each of the parties hereto.



DATE:______________________________       NETVALUE, INC.


                                          BY:________________________________
                                          TITLE:_____________________________

                                 ACKNOWLEDGMENT



         The Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he has read and is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors or the Committee upon any questions arising under the Plan.


DATE:___________________________       ___________________________________
                                       Optionee: [___________________]


                                       ___________________________________
                                       Address


                                       ___________________________________
                                       City, State, Zip




         THIS OPTION AND THE SECURITIES WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE, TRANSFER OR DISTRIBUTION THEREOF. NO SUCH SALE, TRANSFER OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR A SATISFACTORY OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.